HomeBanc Mortgage Trust 2005-1

Publicly Offered Notes Computational Materials: Preliminary Term Sheet

New Issue Computational Materials

$1,096,884,000 (approximate)

HomeBanc Mortgage Trust 2005-1

Mortgage-Backed Notes

HMB Acceptance Corp.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

Bear, Stearns & Co. Inc.

J.P. Morgan Securities Inc.

Underwriters

All Statistical Information is based upon information as of February 1, 2005

February 15, 2005

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                                              February 15, 2005

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. There shall not be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. ARM Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

$1,096,884,000 (approx.)

HomeBanc Mortgage Trust 2005-1

Notes are priced to the Optional Clean-Up Call of 20%

Class	Note Size (1)	Ratings Moody’s/S&P	CE Levels (1)	Pass-Thru Rate	Note Type
Offered Notes
A-1	$ 850,869,000	Aaa/AAA	22.70% (2)	LIBOR (3)	Senior Floater
A-2	$ 110,074,000	Aaa/AAA	12.70% (2)	LIBOR (3)	Senior Mezz Floater
M-1	$ 22,015,000	Aa1/AA+	10.70% (2)	LIBOR (3)	Mezzanine Floater
M-2	$ 30,270,000	Aa2/AA	7.95% (2)	LIBOR (3)	Mezzanine Floater
M-3	$ 11,558,000	Aa3/AA-	6.90% (2)	LIBOR (3)	Mezzanine Floater
M-4	$ 11,007,000	A1/A+	5.90% (2)	LIBOR (3)	Mezzanine Floater
M-5	$ 24,767,000	A2/A	3.65% (2)	LIBOR (3)	Mezzanine Floater
M-6	$ 12,108,000	A3/A-	2.55% (2)	LIBOR (3)	Mezzanine Floater
B-1	$ 12,108,000	Baa1/BBB+	1.45% (2)	LIBOR (3)	Subordinate Floater
B-2	$ 12,108,000	Baa2/BBB	0.35% (2)	LIBOR (3)	Subordinate Floater

(1)

The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.

(2)

Credit enhancement for the Notes will be provided by a combination of subordination, provided to the Class A-1 and Class A-2 Notes (collectively, the “Class A Notes”) by the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2, OC and excess spread all as more fully described herein. The Class A-2 Notes will provide additional credit enhancement to the Class A-1 Notes.  The expected initial credit enhancement percentages are as provided above.  The initial OC amount will equal 0.35% as of the Cut-Off Date.

(3)

The Note Interest Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Notes will be the least of (a) a floating rate based on One-Month LIBOR plus [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%,  [x.xx]%, [x.xx]%,  and [x.xx]%, respectively (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the accrual period, multiplied by (ii) the quotient of (a) the total interest received or advanced on the mortgage loans for the related collection period divided by (b) the aggregate note balance as of the first day of the related accrual period.  On the first Payment Date after the first possible Optional Clean-Up Call Date, the margin for the Class A Notes will increase to 2 times the original margin and the margin for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Notes will increase to 1.5 times the original margin.

Description of the Collateral:

The mortgage loans are first lien adjustable-rate mortgage loans secured by one- to four-family residential properties and individual condominium units. Approximately 81.01% of the mortgage loans have an initial fixed-rate period of six months, three years, five years or seven years while 18.99% of the deal is 1-Month LIBOR ARMs. After each loan is out of its respective fixed rate period, the interest rate on each mortgage loan will adjust semi-annually based on Six-Month LIBOR plus a margin.

.

➢

100% of the mortgage loans are interest-only for the first 3, 5, 7 or 10 years after origination and then fully amortize over the remaining term. None of the mortgage loans have penalties for full or partial prepayments.

➢

All of the Hybrid ARMs have an original term of 360 months while the 1-Month and 6-Month ARMs have an original term of 300 months.

➢

Approximately 80.16% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

➢

The two states with the largest concentration are Florida (56.98%) and Georgia (38.55%).

➢

None of the Mortgage Loans that were originated between October 1, 2002 and March 7, 2003 are subject to the Georgia Fair Lending Act.  None of the Mortgage Loans are High Cost Mortgage Loans.

➢

The non-zero weighted average FICO score is 725.

➢

The weighted average LTV is 77.48%. The weighted average CLTV including subordinate financing at the time of origination is 86.14%.

➢

All of the mortgage loans with LTVs greater than or equal to 80% have mortgage insurance up to the required agency limits, except for 5 mortgage loans (comprising approximately 0.16% of the mortgage pool).  None of the mortgage loans are secured by additional collateral or pledged assets

➢

Approximately 65.81 % of the mortgage loans have conforming balances based upon the loan size limits as set by Fannie Mae and Freddie Mac.

More detailed collateral information is provided in the attached Exhibit III.

Loan	% of	Gross	Net	WAM	Gross	Net	Periodic Cap	Max	Mos to Roll	Rem
Description	Pool	WAC	WAC	(mos.)	Margin	Margin		Rate		IO Term
1-Month LIBOR ARM 10Y IO	14.73%	4.03%	3.72%	296	1.93%	1.61%	5.00%	12.00%	3	116
1-Month LIBOR ARM- Uncapped 10Y IO	4.26%	4.17%	3.86%	299	1.95%	1.64%	No Cap	12.00%	1	119
6-Month LIBOR ARM 10Y IO	0.38%	4.41%	4.08%	296	2.15%	1.82%	1.00%	12.00%	2	116
6-Month LIBOR ARM 10Y IO	13.05%	4.12%	3.80%	296	2.01%	1.68%	5.000%	12.00%	3	116
6-Month LIBOR ARM- Uncapped 10Y IO	3.81%	4.66%	4.34%	305	2.11%	1.79%	No Cap	12.00%	5	119
3/6 LIBOR Hybrid ARM- Uncapped 10Y IO	6.38%	5.19%	4.94%	359	2.25%	2.00%	No Cap	13.00%	35	119
3/6 LIBOR Hybrid ARM- Uncapped 3Y IO	9.67%	4.89%	4.64%	357	2.75%	2.50%	No Cap	13.00%	33	33
5/6 LIBOR Hybrid ARM-Uncapped 10Y IO	15.63%	5.37%	5.12%	358	2.25%	2.00%	No Cap	13.00%	59	119
5/6 LIBOR Hybrid ARM-Uncapped 5Y IO	24.92%	5.20%	4.95%	357	2.75%	2.50%	No Cap	13.00%	57	57
7/6 LIBOR Hybrid ARM-Uncapped 10Y IO	3.27%	5.60%	5.35%	359	2.25%	2.00%	No Cap	13.00%	83	119
7/6 LIBOR Hybrid ARM-Uncapped 7Y IO	3.91%	5.44%	5.19%	358	2.75%	2.50%	No Cap	13.00%	82	82

Totals:	100%	4.84%	4.56%	336	2.35%	2.07%	1.39%	12.64%	39	93

SUMMARY OF TERMS:

Depositor:	HMB Acceptance Corp.

Mortgage Loan Seller and Servicer:	HomeBanc Corp.

Sub-Servicer	HomeBanc Mortgage Corporation.

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Originator:	HomeBanc Mortgage Corporation.

Underwriters:	Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc.

Indenture Trustee:	US Bank National Association

Custodian:	JPMorgan Chase Bank, National Association.

Rating Agency:	Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. and Moody’s Investors Service.

Cut-off Date:	February 1, 2005.

Settlement Date:	February 23, 2005.

Payment Date:	25th day of each month (or the next business day), commencing in March 2005.

Optional Clean-Up Call:

The holder of the Equity Certificate may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans  is reduced to 20% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date. It is expected that HMB Acceptance Corp. will retain the Equity Certificate.

Registration:	The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1and Class B-2 Notes will be available in book-entry form through DTC.

Denominations:

The Class A-1, Class A-2 , Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1and Class B-2 Notes are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Legal Structure:	Owner Trust.

ERISA Considerations:

The Notes are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Notes to a transaction prohibited or not otherwise permissible under ERISA.

Owner Trustee:	Wilmington Trust Company.

SMMEA Eligibility:	The Class A and the Class M-1 Notes will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status:	The Notes, other than those Notes retained by the Seller, are expected to be treated as debt instruments for federal income tax purposes.

Cap Contract Provider:

Cap Contract Provider to be determined pursuant to a Cap Agreement purchased with respect to the 3/6 hybrid ARM loans, 5/6 hybrid ARM loans and 7/6 hybrid ARM loans, which are intended to partially mitigate the interest rate risk that could result from the difference between the applicable Formula Rate on the Notes and the Net WAC Cap Rate (the “Cap Agreements”).

On each Payment Date, payments under the Cap Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such Distribution Date over the related strike rate, (ii) the notional balance based on certain prepayment speeds for the related loans on such Payment Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Cap Agreements will include the following terms:

	Notional Balance	Corridor Strike Rate	Months
	3/6 Hybrid ARM Loans @ 20% CPR	4.41% to 11.50%	1-34
	5/6 Hybrid ARM Loans @ 20% CPR	4.67% to 11.50%	1-58
	7/6 Hybrid ARM Loans @ 20% CPR	4.92% to 12.00%	1-58

Cap Provider:	An entity rated AAA/Aaa by S&P and Moody’s.

P&I Advances:

The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.  If the Servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances.

Net Mortgage Rate:

On any mortgage loan, the then applicable mortgage rate thereon minus the applicable servicing fee rate. All ongoing compensation for the Owner Trustee, Indenture Trustee and Custodian will be paid by the Master Servicer from float income generated by cash collections held by the Master Servicer from the Determination Date through the Payment Date.

Formula Rate:	For any class of notes, the lesser of (1) One-Month LIBOR plus the applicable margin and (ii) 11.500%.

Interest Payments:

On each Payment Date holders of the Notes will be entitled to receive the interest that has accrued on the Notes at the related Note Interest Rate during the accrual period, and any interest due on a prior Payment Date that was not paid.

The “accrual period” for all of the Notes will be the period from and including the preceding Payment Date (or from the Settlement Date with respect to the first Payment Date) to and including the day prior to the current Payment Date.  The trustee will calculate interest on the Notes on an actual/360 basis. The Notes will settle flat on the Closing Date.

Credit Enhancement:

•

Subordination: Initially, 22.70% for the Class A-1 Notes, 12.70% for the Class A-2 Notes, 10.70% for the Class M-1 Notes, 7.95% for the Class M-2 Notes, 6.90% for the Class M-3 Notes, 5.90% for the Class M-4 Notes, 3.65% for the Class M-5 Notes, 2.55% for the Class M-6 Notes, 1.45% for the Class  B-1 Notes,and  0.35% for the Class B-2 Notes.

• Overcollateralization (“OC”): Initial (% Orig.) 0.35% OC Target (% Orig.) 0.35% Stepdown (% Current) None OC Floor (% Orig.) 0.35%

• Excess spread, which will initially be equal to approximately [165] bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to maintain the OC Target.

Interest Funds:

With respect to any Payment Date, the sum of (1) all interest received or advanced by the Servicer or the Master Servicer for the related collection period, (2) all compensating interest payments paid with respect to the mortgage loans that prepaid during the related prepayment period and (3) the portion of any purchase price or other amount paid with respect to the mortgage loans allocable to interest; net of any fees or other amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Administrator, the Custodian and the Owner Trustee.

Principal Funds:

With respect to any Payment Date, the sum of (1) the principal portion of all scheduled monthly payments on the related mortgage loans due on the related due date, to the extent received or advanced; (2) the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the mortgage loan purchase agreement during the preceding calendar month; (3) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans, including full and partial prepayments, the proceeds of any repurchase of such mortgage loans by the Seller, Servicer or the holder or the Equity Certificate, liquidation proceeds and insurance proceeds; net of any fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Administrator, the Custodian and the Owner Trustee (to the extent not reimbursed from Interest Funds).

Accrued Note Interest:

For any Payment Date and each class of Notes,  interest accrued during the related Accrual Period at the then-applicable Note Interest Rate on the related Note Principal Balance thereof  immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior payment date with interest thereon at the related Note Interest Rate minus any Deferred Interest for such class.

Basis Risk Carryforward Amount:

For any Payment Date on which the Note Interest Rate for a Class of Notes is calculated based on the Net Rate Cap, the sum of (i) the excess, if any, of (a) the amount of Accrued Note Interest calculated using the lesser of (x)One-month LIBOR plus the related margin and (y) 11.50% over (b) the amount of Accrued Note Interest calculated using a Note Interest Rate equal to the related Net Rate Cap for such Payment Date and (ii) the Basis Risk Carryforward Amount for all previous Payment Dates not previously paid plus interest thereon at the related Note Interest Rate.

Extra Principal Distribution Amount:	With respect to any Payment Date, the lesser of (x) the Net Monthly Excess Cashflow for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.

Net Monthly Excess Cashflow:	For any Payment Date, the excess of (x) the Interest Funds for such Payment Date over (y) the sum for such Payment Date of the aggregate amount of Accrued Note Interest for the Notes.

Priority of Payments:	On each Payment Date, distributions on the Notes, to the extent of available Principal Funds and Interest Funds, will be made according to the following priority:

Interest Distributions:

1)

Interest Funds will be distributed to the holders of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2, sequentially, in the preceding order, to the extent of the related Accrued Note Interest for such class for such Payment Date;

Principal Distributions:

Principal will be distributed to the extent of Principal Funds to the holders of Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2 Notes, pro rata.

Net Monthly Excess Cashflow will be distributed as follows:

1)

To the holders of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2, pro rata, in an amount equal to the Extra Principal Distribution Amount, payable to such holders as part of Principal Distribution Amount;

2)

sequentially, in the following order, to the holders of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2 Notes in amount equal to the Deferred Interest for such Notes;

3)

sequentially, in the following order, to the holders of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, and Class B-2 Notes any Basis Risk Carryforward Amount for such Notes on such payment date to the extent not covered by the Cap Agreement; and

4) to the holders of the Equity Certificates as provided in the Indenture and the Trust Agreement.

Overcollateralization Deficiency Amount:	For any Payment Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date.

Overcollateralization Target Amount:	0.35% of the Cut-Off Date unpaid principal balance.

Overcollateralization Amount:	For any Payment Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the mortgage loans exceeds (ii) the aggregate Note Principal Balance of the Notes.

Realized Losses:

With respect to a mortgage loan is a (1) a Bankruptcy Loss or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the net liquidation proceeds with respect to such mortgage loan and the related mortgaged property.

Deferred Interest:	For any class of notes the amount of interest accrued on the Principal Deficiency Amount for such class of notes.

Principal Deficiency Amount:

To the extent that the total principal balance of the notes exceeds the aggregate stated principal balance of the mortgage loans, a “Principal Deficiency Amount” is created for each class of notes (not to exceed the class principal balance of each such class of notes) in inverse order of seniority.

Exhibit I - Yield Maintenance Schedule

	3/6 Hybrid	3/6 Strike	5/6 Hybrid	5/6 Hybrid	7/6 Hybrid	7/6 Hybrid
Period	Notional($)	Rate (%)	Notional($)	Rate (%)	Notional($)	Rate (%)
1	176,647,515	4.41	446,341,248	4.67	79,064,781	4.92
2	173,393,055	4.41	438,118,094	4.67	77,608,133	4.92
3	170,198,553	4.41	430,046,438	4.67	76,178,322	4.92
4	167,062,905	4.41	422,123,490	4.67	74,774,853	4.92
5	163,985,027	4.41	414,346,511	4.67	73,397,241	4.92
6	160,963,854	4.41	406,712,810	4.67	72,045,009	4.92
7	157,998,341	4.41	399,219,749	4.67	70,717,690	4.92
8	155,087,463	4.41	391,864,736	4.67	69,414,824	4.92
9	152,230,214	4.41	384,645,228	4.67	68,135,962	4.92
10	149,425,605	4.41	377,558,728	4.67	66,880,662	4.92
11	146,672,667	4.41	370,602,786	4.67	65,648,488	4.92
12	143,970,448	4.41	363,774,997	4.67	64,439,015	4.92
13	141,318,012	4.41	357,072,999	4.67	63,251,824	4.92
14	138,714,444	4.41	350,494,475	4.67	62,086,506	4.92
15	136,158,843	4.41	344,037,151	4.67	60,942,657	4.92
16	133,650,324	4.41	337,698,792	4.67	59,819,882	4.92
17	131,188,022	4.41	331,477,209	4.67	58,717,792	4.92
18	128,771,083	4.41	325,370,248	4.67	57,636,007	4.92
19	126,398,673	4.41	319,375,799	4.67	56,574,152	4.92
20	124,069,971	4.41	313,491,789	4.67	55,531,859	4.92
21	121,784,171	4.41	307,716,182	4.67	54,508,770	4.92
22	119,540,484	4.41	302,046,982	4.67	53,504,529	4.92
23	117,338,134	4.41	296,482,229	4.67	52,518,790	4.92
24	115,176,358	4.41	291,019,997	4.67	51,551,212	4.92
25	113,054,410	4.41	285,658,399	4.67	50,601,460	4.92
26	110,971,555	4.41	280,395,580	4.67	49,669,205	4.92
27	108,927,074	4.41	275,229,720	4.67	48,754,126	4.92
28	106,920,259	4.41	270,159,034	4.67	47,855,906	4.92
29	104,950,417	4.41	265,181,767	4.67	46,974,234	4.92
30	103,016,866	4.41	260,296,199	4.67	46,108,806	4.92
31	101,118,938	4.41	255,500,639	4.67	45,259,321	4.92
32	99,255,976	4.41	250,793,431	4.67	44,425,488	4.92
33	97,427,337	4.41	246,172,946	4.67	43,607,016	4.92
34	95,632,387	4.41	241,637,586	4.67	42,803,623	4.92
35	N/A	N/A	237,185,783	4.67	42,015,032	4.92
36	N/A	N/A	232,815,998	4.67	41,240,969	4.92
37	N/A	N/A	228,526,719	4.67	40,481,168	4.92
38	N/A	N/A	224,316,464	4.67	39,735,364	4.92
39	N/A	N/A	220,183,776	4.67	39,003,301	4.92
40	N/A	N/A	216,127,227	4.67	38,284,725	4.92
41	N/A	N/A	212,145,414	4.67	37,579,387	4.92
42	N/A	N/A	208,236,959	4.67	36,887,044	4.92
43	N/A	N/A	204,400,512	4.67	36,207,457	4.92
44	N/A	N/A	200,634,745	4.67	35,540,390	4.92
45	N/A	N/A	196,938,357	4.67	34,885,613	4.92
46	N/A	N/A	193,310,069	4.67	34,242,899	4.92
47	N/A	N/A	189,748,626	4.67	33,612,026	4.92
48	N/A	N/A	186,252,798	4.67	32,992,776	4.92
49	N/A	N/A	182,821,375	4.67	32,384,934	4.92
50	N/A	N/A	179,453,171	4.67	31,788,291	4.92
51	N/A	N/A	176,147,021	4.67	31,202,641	4.92
52	N/A	N/A	172,901,782	4.67	30,627,780	4.92
53	N/A	N/A	169,716,331	4.67	30,063,510	4.92
54	N/A	N/A	166,589,567	4.67	29,509,636	4.92
55	N/A	N/A	163,520,409	4.67	28,965,966	4.92
56	N/A	N/A	160,507,796	4.67	28,432,312	4.92
57	N/A	N/A	157,550,685	4.67	27,908,490	4.92
58	N/A	N/A	154,648,055	4.67	27,394,319	4.92

Exhibit II - Available Funds Cap Schedule

Note: Assumes all indices go to 12% APR after the first period and prepayment speed of 25% CPR.

	Class A-1	Class A-2	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5	Class M-6	Class B-1	Class B-2
	Effective	Effective	Effective	Effective	Effective	Effective	Effective	Effective	Effective	Effective
	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon
25-Mar-05	2.84	2.94	3.06	3.09	3.12	3.29	3.34	3.39	3.84	3.89
25-Apr-05	10.14	10.14	4.73	4.73	4.73	4.73	4.73	4.73	4.73	4.73
25-May-05	11.04	11.04	5.63	5.63	5.63	5.63	5.63	5.63	5.63	5.63
25-Jun-05	11.92	11.92	6.51	6.51	6.51	6.51	6.51	6.51	6.51	6.51
25-Jul-05	12.14	12.14	6.72	6.72	6.72	6.72	6.72	6.72	6.72	6.72
25-Aug-05	12.19	12.19	6.78	6.78	6.78	6.78	6.78	6.78	6.78	6.78
25-Sep-05	11.79	11.79	25.15	6.79	6.79	6.79	6.79	6.79	6.79	6.79
25-Oct-05	11.50	11.50	28.84	20.90	7.02	7.02	7.02	7.02	7.02	7.02
25-Nov-05	11.50	11.50	11.50	25.94	6.79	6.79	6.79	6.79	6.79	6.79
25-Dec-05	11.50	11.50	11.50	25.56	10.58	60.87	7.39	7.39	7.39	7.39
25-Jan-06	11.50	11.50	11.50	11.50	61.85	11.50	12.38	7.15	7.15	7.15
25-Feb-06	11.50	11.50	11.50	11.50	11.50	11.50	36.13	7.16	7.16	7.16
25-Mar-06	11.50	11.50	11.50	11.50	11.50	11.50	45.65	56.88	7.94	7.94
25-Apr-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	37.76	27.90	7.17
25-May-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	70.91	12.30
25-Jun-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	50.09
25-Jul-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	56.68
25-Aug-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-06	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-07	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.33
25-Feb-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.67
25-Mar-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-08	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-09	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-10	10.45	10.45	10.29	10.29	10.29	10.29	10.29	10.29	10.29	10.29
25-Feb-10	11.63	11.63	11.44	11.44	11.44	11.44	11.44	11.44	11.44	11.44
25-Mar-10	12.59	12.59	13.00	13.00	13.00	13.00	13.00	13.00	13.00	13.00
25-Apr-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-May-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-10	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50	11.50

Yield Tables

Class A-1 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	2.92	2.93	2.93	2.93	2.93	2.93	2.93
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class A-1 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	2.90	2.90	2.89	2.89	2.89	2.89	2.88
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class A-2 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.03	3.04	3.05	3.05	3.05	3.05	3.05
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class A-2 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.00	3.00	3.00	3.00	2.99	2.99	2.99
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-1 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.14	3.15	3.16	3.16	3.16	3.16	3.15
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-1 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.12	3.12	3.12	3.12	3.12	3.11	3.11
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-2 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.18	3.18	3.19	3.19	3.19	3.19	3.19
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-2 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.15	3.15	3.15	3.15	3.15	3.14	3.14
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-3 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.21	3.21	3.22	3.22	3.22	3.22	3.22
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-3 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.18	3.18	3.18	3.18	3.18	3.18	3.17
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-4 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.39	3.4	3.41	3.41	3.41	3.41	3.41
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-4 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.36	3.36	3.36	3.35	3.35	3.35	3.34
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-5 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.44	3.45	3.47	3.47	3.47	3.47	3.46
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-5 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.41	3.41	3.41	3.41	3.40	3.40	3.39
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class M-6 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.50	3.51	3.52	3.52	3.52	3.52	3.52
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class M-6 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.46	3.46	3.46	3.46	3.46	3.45	3.45
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class B-1 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.97	3.99	4.02	4.02	4.02	4.02	4.02
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	7/25/2033	3/25/2030	3/25/2023	3/25/2020	12/25/2017	7/25/2014	3/25/2012

Class B-1 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.92	3.92	3.92	3.92	3.92	3.91	3.91
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Class B-2 to Maturity
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	4.03	4.05	4.07	4.07	4.08	4.08	4.07
Avg Life (yr)	8.02	5.73	3.41	2.78	2.32	1.69	1.27
Prin Start	03/25/2005	03/25/2005	03/25/2005	03/25/2005	03/25/2005	03/25/2005	03/25/2005
Prin End	07/25/2033	03/25/2030	03/25/2023	03/25/2020	12/25/2017	7/25/2014	03/25/2012

Class B-2 to Call
Price: 100:00
CPR	10.00%	15.00%	25.00%	30.00%	35.00%	45.00%	55.00%
Yield (%)	3.98	3.97	3.97	3.97	3.97	3.96	3.96
Avg Life (yr)	7.06	4.87	2.81	2.29	1.89	1.38	1.05
Prin Start	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005	3/25/2005
Prin End	8/25/2018	10/25/2014	9/25/2010	9/25/2009	11/25/2008	11/25/2007	3/25/2007

Exhibit III – Collateral Summary

HomeBanc Mortgage Trust, Series 2005-1
Preliminary Collateral Information As of February 1, 2005

TOTAL CURRENT BALANCE:	1,100,735,855
TOTAL ORIGINAL BALANCE:	1,105,107,573

NUMBER OF LOANS:	4,790

		MIN	MAX
AVG CURRENT BALANCE:	229,799	481	2,966,254
AVG ORIGINAL AMOUNT:	230,711	6,250	2,970,000

WAVG GROSS COUPON:	4.837%	2.625%	6.875%
WAVG GROSS MARGIN:	2.345%	1.250%	4.000%
WAVG MAX INT RATE:	12.637%	11.375%	13.000%
WAVG PERIODIC RATE CAP:	1.389%	0.000%	5.000%

WAVG ORIGINAL LTV:	77.48%	4.70%	95.00%
WAVG ORIGINAL CLTV:	86.14%	16.85%	103.02%

WAVG FICO SCORE:	725	618	818
* Non zero weighted Average
WAVG ORIGINAL TERM:	338 months	300	360
WAVG REMAINING TERM:	336 months	287	360
WAVG SEASONING:	2 months	0 months	13 months

WAVG RATE ADJ FREQ:	5 months	1 months	6 months

TOP STATE:	56.98% Florida

MAXIMUM 3 ZIP CODES:	32080	1.24%	St. Augustine, FL
	33414	1.21%	West Palm Beach, FL
	30004	1.11%	Alpharetta, GA

FIRST PAY DATE:		2/1/2004	3/1/2005
RATE CHANG DATE:		2/1/2005	2/1/2012
MATURE DATE:		1/1/2029	2/1/2035

CURRENT BALANCE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

0 - 50,000	4	$63,761	0.01%
50,001 - 100,000	430	38,072,778	3.46
100,001 - 150,000	1,488	187,175,205	17.00
150,001 - 200,000	943	164,038,235	14.9
200,001 - 250,000	584	131,213,018	11.92
250,001 - 300,000	392	107,634,145	9.78
300,001 - 350,000	259	84,108,631	7.64
350,001 - 400,000	191	71,608,324	6.51
400,001 - 450,000	122	52,121,712	4.74
450,001 - 500,000	96	45,905,099	4.17
500,001 - 550,000	50	26,102,737	2.37
550,001 - 600,000	54	31,208,287	2.84
600,001 - 650,000	46	29,031,246	2.64
650,001 - 700,000	23	15,485,385	1.41
700,001 - 750,000	11	7,937,600	0.72
750,001 - 800,000	15	11,632,740	1.06
800,001 - 850,000	6	5,005,494	0.45
850,001 - 900,000	10	8,767,675	0.80
900,001 - 950,000	3	2,734,500	0.25
950,001 - 1,000,000	20	19,754,766	1.79
1,000,001 - 1,100,000	3	3,162,500	0.29
1,100,001 - 1,200,000	9	10,403,671	0.95
1,200,001 - 1,300,000	7	8,893,500	0.81
1,300,001 - 1,400,000	3	4,068,100	0.37
1,400,001 - 1,500,000	13	19,195,000	1.74
1,500,001 +	8	15,411,747	1.40
Total	4,790	$1,100,735,855	100.00%

GROSS COUPON:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

2.500 - 2.749	1	$279,750	0.03%
3.000 - 3.249	1	159,900	0.01
3.250 - 3.499	13	4,925,722	0.45
3.500 - 3.749	82	24,621,205	2.24
3.750 - 3.999	260	79,660,364	7.24
4.000 - 4.249	489	123,238,298	11.20
4.250 - 4.499	467	110,113,066	10.00
4.500 - 4.749	322	84,117,270	7.64
4.750 - 4.999	476	113,064,331	10.27
5.000 - 5.249	717	151,505,147	13.76
5.250 - 5.499	983	210,718,066	19.14
5.500 - 5.749	606	126,748,847	11.51
5.750 - 5.999	296	58,911,014	5.35
6.000 - 6.249	53	8,681,112	0.79
6.250 - 6.499	14	1,600,800	0.15
6.500 - 6.749	6	1,176,300	0.11
6.750 - 6.999	4	1,214,665	0.11
Total	4,790	$1,100,735,855	100.00%

GROSS MARGIN:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

1.250	3	$563,150	0.05%
1.375	14	4,766,167	0.43
1.500	36	11,486,248	1.04
1.625	130	37,231,193	3.38
1.750	228	71,812,810	6.52
1.875	179	48,081,370	4.37
2.000	146	29,407,162	2.67
2.125	508	130,642,587	11.87
2.250	1,413	330,187,831	30.00
2.375	12	5,620,304	0.51
2.500	1	2,430,750	0.22
2.625	3	810,949	0.07
2.750	2,100	423,902,818	38.51
2.875	1	130,700	0.01
3.000	2	500,000	0.05
3.125	1	394,250	0.04
3.250	5	818,450	0.07
3.375	1	162,150	0.01
3.750	3	532,300	0.05
3.875	2	466,665	0.04
4.000	2	788,000	0.07
Total	4,790	$1,100,735,855	100.00%

MAX INT RATE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

11.251 - 11.500	1	$428,597	0.04%
11.751 - 12.000	1,490	398,682,310	36.22
12.751 - 13.000	3,299	701,624,947	63.74
Total	4,790	$1,100,735,855	100.00%

PERIODIC RATE CAP:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

0.000	3,640	$794,984,005	72.22%
5.000	1,150	305,751,849	27.78
Total	4,790	$1,100,735,855	100.00%

ORIGINAL TERM:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

300	1,470	$394,494,446	35.84%
360	3,320	706,241,408	64.16
Total	4,790	$1,100,735,855	100.00%

REMAINING TERM:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

287	1	$88,493	0.01%
289	2	793,035	0.07
290	2	454,700	0.04
292	4	948,240	0.09
293	14	2,943,295	0.27
294	39	9,414,556	0.86
295	320	86,164,657	7.83
296	232	59,160,188	5.37
297	304	78,848,211	7.16
298	278	74,086,238	6.73
299	223	65,269,583	5.93
300	51	16,323,250	1.48
349	1	139,097	0.01
350	2	435,640	0.04
351	8	1,111,639	0.10
352	13	2,006,436	0.18
353	8	1,983,383	0.18
354	14	2,881,686	0.26
355	232	41,172,537	3.74
356	208	40,217,197	3.65
357	559	115,981,333	10.54
358	802	167,734,677	15.24
359	1,027	227,474,913	20.67
360	446	105,102,870	9.55
Total	4,790	$1,100,735,855	100.00%

SEASONING:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

0	497	$121,426,120	11.03%
1	1,250	292,744,496	26.60
2	1,080	241,820,915	21.97
3	863	194,829,544	17.70
4	440	99,377,386	9.03
5	552	127,337,195	11.57
6	53	12,296,242	1.12
7	22	4,926,678	0.45
8	17	2,954,676	0.27
9	8	1,111,639	0.10
10	4	890,340	0.08
11	3	932,132	0.08
13	1	88,493	0.01
Total	4,790	$1,100,735,855	100.00%

RATE ADJ FREQ:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

1-Month	743	$209,002,061	18.99%
6-Month	4,047	891,733,793	81.01
Total	4,790	$1,100,735,855	100.00%

NEXT RATE CHANGE DATE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
2/1/2005	290	$81,949,492	7.44%
3/1/2005	274	77,596,592	7.05
4/1/2005	149	34,187,135	3.11
5/1/2005	347	89,352,951	8.12
6/1/2005	273	71,944,777	6.54
7/1/2005	131	34,400,598	3.13
8/1/2005	26	9,250,765	0.84
4/1/2007	1	92,640	0.01
5/1/2007	3	387,850	0.04
6/1/2007	5	739,288	0.07
7/1/2007	3	870,543	0.08
8/1/2007	5	746,080	0.07
9/1/2007	68	10,478,802	0.95
10/1/2007	54	10,413,953	0.95
11/1/2007	136	27,194,578	2.47
12/1/2007	216	45,811,487	4.16
1/1/2008	231	51,922,439	4.72
2/1/2008	126	27,989,855	2.54
3/1/2009	1	139,097	0.01
4/1/2009	1	343,000	0.03
5/1/2009	5	723,789	0.07
6/1/2009	8	1,267,148	0.12
7/1/2009	5	1,112,840	0.10
8/1/2009	9	2,135,606	0.19
9/1/2009	163	30,553,235	2.78
10/1/2009	141	27,367,240	2.49
11/1/2009	362	74,537,540	6.77
12/1/2009	497	103,944,630	9.44
1/1/2010	645	140,206,823	12.74
2/1/2010	272	64,010,300	5.82
9/1/2011	1	140,500	0.01
10/1/2011	13	2,436,004	0.22
11/1/2011	60	14,112,064	1.28
12/1/2011	89	17,978,560	1.63
1/1/2012	138	32,630,453	2.96
2/1/2012	42	11,767,200	1.07
Total	4,790	$1,100,735,855	100.00%

ORIGINAL LTV:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
0.00 - 30.00	19	$1,965,709	0.18%
30.01 - 40.00	24	4,056,130	0.37
40.01 - 50.00	73	17,339,921	1.58
50.01 - 55.00	34	7,037,110	0.64
55.01 - 60.00	67	23,146,273	2.10
60.01 - 65.00	92	32,414,622	2.94
65.01 - 70.00	117	41,934,348	3.81
70.01 - 75.00	218	89,747,787	8.15
75.01 - 80.00	3,886	828,104,690	75.23
80.01 - 85.00	22	5,580,202	0.51
85.01 - 90.00	114	24,607,724	2.24
90.01 - 95.00	124	24,801,339	2.25
Total	4,790	$1,100,735,855	100.00%

ORIGINAL CLTV:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

0.00 - 20.00	3	$209,008	0.02%
20.01 - 25.00	6	625,126	0.06
25.01 - 30.00	10	1,131,574	0.10
30.01 - 35.00	8	936,288	0.09
35.01 - 40.00	10	1,945,278	0.18
40.01 - 45.00	22	7,018,613	0.64
45.01 - 50.00	29	6,950,220	0.63
50.01 - 55.00	32	6,404,957	0.58
55.01 - 60.00	60	19,368,585	1.76
60.01 - 65.00	84	27,178,122	2.47
65.01 - 70.00	98	32,650,610	2.97
70.01 - 75.00	176	63,885,978	5.80
75.01 - 80.00	1,203	293,908,581	26.70
80.01 - 85.00	56	21,674,581	1.97
85.01 - 90.00	944	213,063,369	19.36
90.01 - 95.00	526	116,407,786	10.58
95.01 - 100.00	1,515	286,218,550	26.00
100.01 +	8	1,158,628	0.11
Total	4,790	$1,100,735,855	100.00%

FICO SCORE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

Unavailable	17	$5,443,321	0.49%
600 - 619	1	194,400	0.02
620 - 639	19	4,677,462	0.42
640 - 659	212	57,931,231	5.26
660 - 679	504	105,583,179	9.59
680 - 699	695	161,601,303	14.68
700 - 719	752	177,762,992	16.15
720 - 739	745	168,546,075	15.31
740 - 759	685	157,349,960	14.29
760 - 779	632	147,321,260	13.38
780 - 799	428	94,873,106	8.62
800 - 819	100	19,451,565	1.77
Total	4,790	$1,100,735,855	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
Full/Alt Documentation*	3,887	$882,375,126	80.16%
No Documentation	12	2,740,014	0.25
No Ratio	6	981,050	0.09
Stated Income	879	212,461,464	19.30
Stated/Stated	6	2,178,200	0.20
Total	4,790	$1,100,735,855	100.00%

* Full/Alt Documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and/or Freddie Mac.

OCCUPANCY:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans

Investor	814	$125,187,041	11.37%
Owner Occupied	3,541	852,473,090	77.45
Second Home	435	123,075,724	11.18
Total	4,790	$1,100,735,855	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
2-4 Family	63	$13,085,470	1.19%
Condominium	958	177,464,229	16.12
PUD	2,045	507,261,437	46.08
Single Family	1,692	397,897,490	36.15
Townhouse	32	5,027,229	0.46
Total	4,790	$1,100,735,855	100.00%

PURPOSE:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
Cash Out Refinance	553	$143,138,753	13.00%
Purchase	3687	805,764,131	73.20
Rate/Term Refinance	550	151,832,970	13.79
Total	4,790	$1,100,735,855	100.00%

STATES:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
Alabama	7	$2,361,900	0.21%
Colorado	1	906,500	0.08
Florida	2,588	627,147,825	56.98
Georgia	1,967	424,366,255	38.55
North Carolina	211	40,976,021	3.72
South Carolina	11	4,012,533	0.36
Tennessee	5	964,820	0.09
Total	4,790	$1,100,735,855	100.00%

DEBT TO INCOME RATIO:	Number of Mortgage Loans	Current Balance	Percent of Mortgage Loans
0.00 – 10.00	281	$58,680,501	5.33%
10.01 – 15.00	377	84,994,827	7.72
15.01 – 20.00	532	135,261,618	12.29
20.01 – 25.00	684	161,265,172	14.65
25.01 – 30.00	830	189,077,541	17.18
30.01 – 35.00	830	189,927,388	17.25
35.01 – 40.00	667	144,984,142	13.17
40.01 – 45.00	470	105,557,937	9.59
45.01 – 50.00	79	16,912,762	1.54
50.01 – 55.00	32	10,287,010	0.93
55.01 – 60.00	2	295,000	0.03
60.01 – 65.00	1	474,000	0.04
65.01 – 70.00	1	1,498,000	0.14
70.01 and greater	4	1,519,957	0.14
Total	4,790	$1,100,735,855	100.00%